UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2021

Bionik Laboratories Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54717	27-1340346
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

483 Bay Street, N105 Toronto, ON	M5G 2C9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 640-7887

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01 Entry Into A Material Agreement.

On March 26, 2021, Bionik Laboratories Corp. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with RGD Investissements S.A.S. (“RGD”), an affiliate of Remi Gaston-Dreyfus, a director of the Company. Pursuant to the Purchase Agreement, RGD purchased 135,560 shares (the “RGD Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of the Company, for consideration consisting of the forgiveness and satisfaction of an aggregate of $338,904 of deferred salary and bonus liabilities of the Company’s subsidiaries originally owed to Dr. Eric Dusseux, the Company’s CEO, and Mr. Loren Wass, the Company’s CCO (collectively, the “Liabilities”). The rights to the payments by the Company with respect to the Liabilities were assigned by Dr. Dusseux and Mr. Wass to RGD on March 26, 2021. Upon the issuance of the RGD Shares to RGD, all of the Liabilities were forgiven and satisfied and no longer a liability on the Company’s balance sheet.

Item 3.02 Unregistered Sales of Equity Securities.

On March 26, 2021, the Company issued the RGD Shares. The RGD Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as no general solicitation was used in the offer and sale of such securities.

On March 31, 2021, the Company’s outstanding convertible promissory notes with an aggregate principal amount of $1,572,575 ($1,723,894 with interest), converted in accordance with their terms into an aggregate of 181,463 shares (the “Conversion Shares”) of the Common Stock (the “Conversion”). The Conversion Shares issued upon Conversion were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, Section 3(a)(9) of the Securities Act and/or Regulation S under the Securities Act.

From March 26, 2021 through March 29, 2021, the Company issued to the directors of the Corporation an aggregate of 262,125 shares of Common Stock (the “Director Shares”). The Director Shares were issued in lieu of an aggregate of $702,500.39 in cash payments in respect of accrued and unpaid fees relating to such directors’ services as a director of the Company. The Director Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as no general solicitation was used in the offer and sale of such securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2021

BIONIK LABORATORIES CORP.

By:	/s/ Rich Russo
Name:	Rich Russo
Title:	Chief Financial Officer